As filed with the U.S. Securities and Exchange Commission on December 11, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23055

USCA All Terrain Fund
 (Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
 (Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE  19801
 (Name and address of agent for service)

(713) 366-0500
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2017

Item 1. Reports to Stockholders.

USCA All Terrain Fund

Semi-Annual Report

September 30, 2017

USCA All Terrain Fund
Table of Contents

USCA All Terrain Fund
Shareholder Letter
September 30, 2017

Dear Shareholder,

We’re pleased to share with you the semi-annual performance of the All Terrain Fund.  While our relatively small stock allocation has continued to be the biggest driver of the Fund’s returns, thanks to the bull market that just won’t quit, we also garnered a reasonable contribution from some of our other, often more conservative, strategies.

For the six-month period ended September 30, 2017 the All Terrain Fund gained 2.4% and was positive for five of the six months.  That brings the year-to-date return to 4.5%. By comparison, thanks to a strong equity market and surprisingly robust bond market, a 60/40 blend (60% MSCI World Index/40% Bloomberg Barclays Global Aggregate) returned 4.4% for the same six month period and is up 10.4% for 2017 through the end of September.1

	Apr-17	May-17	Jun-17	Jul-17	Aug-17	Sep-17	6-Mo. Period
USCA All Terrain	0.3%	0.1%	0.2%	0.8%	-0.1%	1.2%	2.4%
Global Equities[2]	1.5%	2.2%	0.4%	2.4%	0.2%	2.3%	9.4%
Global Bonds[3]	1.1%	1.5%	-0.1%	1.7%	1.0%	-0.9%	4.4%
60/40 Blend[4]	1.4%	1.9%	0.2%	2.1%	0.5%	1.0%	7.4%

We remain very conservatively positioned. With bond yields near all-time record lows and stock valuations near historic highs, we’d rather err on the side of caution. The ultimate return of our investors’ capital is of at least as great importance to us as the return on that capital.

As we’ve already noted, equities remained the primary contributor to performance over the six months ended September 2017.  In a new development, international equities outpaced domestic equities over the period, with our allocation to international equities returning 8.4% on invested capital and contributing 0.5% to the Fund’s gross returns. Our domestic equity allocation returned 6.8% on invested capital for the six months and contributed 1.1% to the Fund’s gross return.  Long/short equity did very well, contributing 0.9% to the Fund’s gross returns.  Despite the fact that net market exposure in our long/short equity allocation was quite low, we still earned a 6.7% return on invested capital.

[1]
As of September 30, 2017.  Performance shown is net of fund fees and expenses, and reflects the reinvestment of dividends and other investment income. Past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance quoted.  Global Equities is measured by the MSCI World Index and Global Bonds is measured by the Bloomberg Barclays Global Aggregate Index.  Sources: USCA Asset Management LLC, the Portfolio Investments and eVestment Alliance, LLC.

Rate of Return (ROR). The compound geometric average return that assumes the same rate of return every period to arrive at the equivalent compound growth rate reflected in the actual return data.

[2]
MSCI World Index. The MSCI World Index captures large- and mid-cap representation across 23 Developed Markets (DM) countries.  With 1,648 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

[3]
Bloomberg Barclays Global Aggregate Index.  The Bloomberg Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. There are four regional aggregate benchmarks that largely comprise the Global Aggregate Index: the US Aggregate (USD300mn), the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The Global Aggregate Index also includes Eurodollar, Euro-Yen, and 144A Index-eligible securities, and debt from five local currency markets not tracked by the regional aggregate benchmarks (CLP, MXN, ZAR, ILS and TRY). A component of the Multiverse Index, the Global Aggregate Index was created in 2000, with index history backfilled to January 1, 1990.

[4]	60/40 Blend. The 60/40 Blend represents the performance of a portfolio that consists 60% of the MSCI World Index and 40% of the Bloomberg Barclays Global Aggregate Index rebalanced monthly.

The further away we move from equities, the lower the returns over the past six months. Event-driven, which has some equity correlation, returned 0.6% on invested capital but, due to its relatively small allocation within the Fund, had a net 0% impact on Fund performance. Managed Futures and Global Macro, both of which are so far removed from equities that they often have an inverse correlation, were down 2.1% and 2.0%, respectively, on invested capital, both detracting 0.1% from the Fund’s gross returns for the period.

Our largest allocation continued to be to multi-strategy funds with an absolute return mandate. These tend to be closer to bonds in terms of risk than to stocks. The return on invested capital for multi-strategy was 0.9%, adding 0.3% to the Fund’s gross performance for the six-month period.

You can see how each asset class and strategy has performed over the six-month period in the table below.

	Average	Attribution	Return on
	Allocation	Gross of Fees	Invested Capital
Cash	2.3%	0.0%	0.5%
Long Fixed Income	2.7%	0.1%	3.3%
Long/Short Fixed Income	5.3%	0.2%	4.4%
Long Equity - Domestic	17.3%	1.2%	6.9%
Long Equity - International	6.6%	0.5%	8.4%
Long Equity - Global	4.0%	0.2%	4.4%
Long/Short Equity - MLP	2.0%	-0.2%	-8.4%
Long/Short Equity	14.2%	0.9%	6.7%
Event Driven	0.9%	0.0%	0.0%
Global Macro	5.6%	-0.1%	-2.0%
Managed Futures	4.5%	-0.1%	-2.1%
Multi-Strategy	34.8%	0.4%	1.0%
	100.0%	3.1%

We feel a lot like we did in 1999 when we wrote a client letter bemoaning the fact that we felt like there was a party going on and we weren’t invited.  The yield on 10-Year U.S. Treasuries continues to remain at historically low levels and equities continue to rise from already high historical valuations. This may well go on for a while; momentum is a powerful force and we’ve seen asset prices often ascend from silly to insane. Not just tech and telecom in the late ‘90’s but silver prices in the late ‘70’s, biotech stocks in the early ‘90’s, ad infinitum.

This leaves us with two options. The first is to take a chance on the greater fool theory, overpaying for assets that we hope greater fools will continue to buy at even higher prices. The second is to broadly diversify, keeping plenty of money in assets that we don’t expect to be vulnerable when valuations and assets regress to their mean. Needless to say, we continue to opt for the second choice.

We very much appreciate your partnering with us in the Fund.  Please don’t hesitate to contact us with any questions.

Sincerely,

David Harris, CIMA, Portfolio Manager
Phil Pilibosian, MBA, J.D., President

USCA All Terrain Fund
Investment Strategy Allocation
September 30, 2017 (Unaudited)
(expressed as a percentage of net asset value)

USCA All Terrain Fund
Schedule of Investments
September 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCK - 6.36%[a]
Aerospace and Defense - 0.37%[a]
The Boeing Company	200	$50,842
BWX Technologies, Inc.	650	36,413
Esterline Technologies Corp.[b]	340	30,651
Orbital ATK, Inc.	310	41,280
Rockwell Collins Inc.	195	25,488
Woodward, Inc.	270	20,955
		205,629
Chemical Companies - 0.16%[a]
LyondellBasell Industries N.V.	400	39,620
The Mosaic Company	2,400	51,816
		91,436
Consumer Product and Distribution Companies - 0.76%[a]
Casey’s General Stores, Inc.	130	14,229
The Clorox Company	110	14,510
Coach, Inc.	700	28,196
Dollar General Corporation	240	19,452
Genuine Parts Company	275	26,304
The Hain Celestial Group, Inc.[b]	870	35,801
Hasbro Inc.	430	41,998
Helen of Troy Corp.[b]	180	17,442
The Hershey Company	150	16,376
L Brands, Inc.	1,200	49,932
PepsiCo, Inc.	300	33,429
The Procter & Gamble Company	300	27,294
Sysco Corporation	640	34,528
Wal-Mart Stores Inc.	800	62,512
		422,003
Energy and Utility Companies - 0.96%[a]
Anadarko Petroleum Corporation	385	18,807
Apache Corporation	450	20,610
BP p.l.c. ADR	800	30,744
Cabot Oil & Gas Corporation	725	19,394
Chevron Corporation	500	58,750
ConocoPhillips	1,100	55,055
Entergy Corporation	225	17,181
Exelon Corporation	1,100	41,437
Helmerich & Payne, Inc.	600	31,266
Hess Corporation	410	19,225
National Fuel Gas Company	510	28,871

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
September 30, 2017 (Unaudited)

	Shares	Fair Value
Energy and Utility Companies - (continued) - 0.96%[a]
NiSource Inc.	730	$18,681
Occidental Petroleum Corporation	1,000	64,210
PBF Energy Inc.	645	17,808
PPL Corporation	660	25,047
Valero Energy Corporation	600	46,158
Xcel Energy Inc.	380	17,982
		531,226
Environmental Services - 0.04%[a]
Republic Services, Inc.	300	19,818

Financial Services - 1.16%[a]
BB&T Corporation	400	18,776
BOK Financial Corporation	500	44,540
Brighthouse Financial, Inc.[b]	90	5,472
The Chubb Corporation[c]	340	48,467
Fidelity National Financial, Inc.	700	33,222
First American Financial Corporation	960	47,971
Franklin Resources, Inc.	880	39,169
The Hartford Financial Services Group, Inc.	320	17,738
Huntington Bancshares Incorporated	2,575	35,947
Invesco Ltd.	710	24,878
JPMorgan Chase & Co.	400	38,204
M&T Bank Corporation	500	80,520
Markel Corporation[b]	27	28,835
MetLife, Inc.	1,000	51,950
Morgan Stanley	1,200	57,804
New York Community Bancorp Inc.	1,840	23,718
SunTrust Banks, Inc.	810	48,414
		645,625
Health Care and Related Companies - 0.81%[a]
AbbVie Inc.	400	35,544
Amgen Inc.	200	37,290
AstraZeneca plc ADR	600	20,328
Baxter International Inc.	635	39,846
Boston Scientific Corporation[b]	1,015	29,608
Cardinal Health, Inc.	300	20,076
Eli Lilly and Company	700	59,878
Gilead Sciences, Inc.	500	40,510
Globus Medical, Inc.[b]	670	19,912
Haemonetics Corporation[b]	415	18,621
HealthSouth Corporation	600	27,810

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
September 30, 2017 (Unaudited)

	Shares	Fair Value
Health Care and Related Companies - (continued) - 0.81%[a]
McKesson Corporation	230	$35,330
Novo Nordisk A/S ADR	700	33,705
Zimmer Biomet Holdings, Inc.	270	31,614
		450,072
Logistics and Transportation - 0.10%[a]
Expeditors International of Washington Inc.	300	17,958
Union Pacific Corporation	300	34,791
		52,749
Manufacturing Companies - 0.08%[a]
Eaton Corporation	400	30,716
Stanley Black & Decker, Inc.	100	15,097
		45,813
Media, Communications and Entertainment - 0.40%[a]
Cinemark Holdings, Inc.	610	22,088
Liberty Broadband Corporation[b]	380	36,214
The Liberty SiriusXM Group[b]	960	40,195
Nielsen Holdings plc	800	33,160
Omnicom Group Inc.	345	25,554
Regal Entertainment Group	1,390	22,240
Ubiquiti Networks Inc.[b]	445	24,929
Verizon Communications Inc.	300	14,847
		219,227
Metals Technology and Mining - 0.02%[a]
Arconic Inc.	498	12,390

Paper Products - 0.11%[a]
Avery Dennison Corporation	210	20,651
Packaging Corporation of America	200	22,936
Sonoco Products Co.	310	15,639
		59,226
Real Estate Investment Trusts - 0.19%[a]
CoreCivic, Inc.	955	25,565
Sabra health Care REIT, Inc.	1,245	27,315
Sun Communities Inc.	390	33,415
Welltower Inc.	310	21,787
		108,082
Technology Companies and Services - 1.20%[a]
Amdocs Limited	480	30,874
Analog Devices, Inc.	350	30,160
Broadridge Financial Solutions, Inc.	620	50,108

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
September 30, 2017 (Unaudited)

	Shares	Fair Value
Technology Companies and Services - (continued) - 1.20%[a]
Cisco Systems, Inc.	2,100	$70,623
Epam Systems, Inc.[b]	245	21,543
Harris Corporation	200	26,336
HP Inc.	2,000	39,920
IBM	200	29,016
Intel Corporation	1,400	53,312
Koninklijke Philips N.V. ADR	1,800	74,160
Microsoft Corporation	600	44,694
QUALCOMM Incorporated	900	46,656
Schlumberger N.V.	500	34,880
Texas Instruments Incorporated	200	17,928
U.S. Bancorp	1,200	64,308
The Western Union Company	1,510	28,992
		663,510

TOTAL COMMON STOCK (Cost $2,967,493)		3,526,806

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 25.68%[a]
Long Equity - Domestic - 10.77%
Bridgeway Ultra Small Company Fund	42,355	1,307,511
Gabelli Small Cap Growth Fund	26,905	1,610,512
LKCM Equity Fund	70,314	1,808,477
Nationwide Geneva Mid Cap Growth Fund	45,539	1,242,307
		5,968,807
Long Equity - Global - 4.01%
First Eagle Global Fund	37,077	2,225,740

Long Equity - International - 6.68%
AllianzGI NFJ International Value Fund	59,981	1,149,230
Brandes International Equity Fund	145,941	2,556,888
		3,706,118
Long Fixed Income - 2.63%
PIMCO Total Return Fund	141,264	1,457,839

Managed Futures - 1.59%
Altegris Futures Evolution Strategy Fund	53,927	506,914
AQR Managed Futures Strategy Fund	42,623	375,087
		882,001

TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
(Cost $13,457,501)		14,240,505

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
September 30, 2017 (Unaudited)
	Cost	Fair Value	Next Available Redemption Date[d]	Frequency of Redemptions	Redemption Notification Period (Days)
INVESTMENTS IN PRIVATE INVESTMENT COMPANIES[e] - 60.30%[a]
Event Driven - 0.79%[a]
Perry Partners L.P. - Class Cf	617,056	$439,004	n/a	Illiquid	n/a

Global Macro - 5.37%[a]
Brevan Howard L.P. - Series B	2,445,000	2,341,087	12/31/2017	Monthly	90
Brevan Howard L.P. - Series W	650,000	634,881	12/31/2017	Monthly	90
		2,975,968
Long/Short Equity - 16.32%[a]
ACK Asset Partners II LP	875,000	937,621	12/31/2017	Quarterly	45
AT MLP Fund, LLC	800,000	1,021,148	12/31/2017	Quarterly	45
Corsair Capital Partners, L.P. - Class A	2,483,000	2,771,866	12/31/2017	Quarterly	60
Greenlight Masters Qualified, L.P. - Series B	3,630,000	4,322,588	6/30/2018	Annually	105
		9,053,223
Long/Short Fixed Income - 5.31%[a]
York Global Credit Income Fund, L.P. - Class A	2,493,000	2,942,707	12/31/2017	Quarterly	90

Managed Futures - 2.75%[a]
Winton Diversified Strategy Fund (US) L.P.	1,596,000	1,522,896	9/30/2018	Quarterly	60

Multi-Strategy - 29.76%[a]
Atlas Enhanced Fund, L.P.	1,400,000	1,465,134	11/30/2017	Monthly	45
Blue Mountain Credit Alternatives Fund L.P. - Class S	2,670,000	2,774,081	12/31/2017	Quarterly	3 Months
Double Black Diamond, L.P. - Series D	1,677,883	1,699,738	12/31/2017	Quarterly	60
Hutchin Hill Capital Domestic FD, LP	1,900,000	1,848,682	12/31/2017	Quarterly	65
Millennium USA LP	5,000,000	5,635,459	12/31/2017	Quarterly	90
OZ Domestic Partners II, L.P. - Tranche E	2,795,000	3,072,521	12/31/2017	Quarterly	30
Visium Global Fund, LPf	7,500	7,497	n/a	Illiquid	n/a
		16,503,112

TOTAL INVESTMENTS IN PRIVATE INVESTMENT COMPANIES (Cost $31,039,439)		33,436,910

SHORT TERM INVESTMENT - 3.74%[a]
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 0.90%[g]	2,073,924	$2,073,924

TOTAL SHORT TERM INVESTMENTS (Cost $2,073,924)		2,073,924

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
September 30, 2017 (Unaudited)
	Cost	Fair Value
Total Investments (Cost $49,538,357) - 96.08%[a]		$53,278,145
Liabilities in Excess of Other Assets - 3.92% [a]		2,173,985
TOTAL NET ASSETS - 100.00%[a]		$55,452,130

Footnotes
ADR - American Depository Receipt.
[a]	Percentages are stated as a percent of net assets.
[b]	Non-income producing security.
[c]	Foreign issued security.
[d]
Investments in private investment companies may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after September 30, 2017 that redemption from all or a portion of a tranche is available without fees (redemptions may be available sooner with the incurrence of a penalty). Other tranches may have an available redemption date that is after the Next Available Redemption Date. Further, the private investment company’s advisor may place additional redemption restrictions without notice based on the aggregate redemption requests at a given time.

[e]
At September 30, 2017, portfolio holdings of the private investment companies were not made fully available to the Fund. Private investment portfolio holdings detailed in the schedule of investments represent management’s best estimate of the fair market value of each private investment’s portfolio holdings as of September 30, 2017.

[f]	Currently in liquidation. Receiving proceeds as Adviser liquidates underlying assets.
[g]	Rate reported is the 7-day current yield as of September 30, 2017.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Assets & Liabilities
September 30, 2017 (Unaudited)

Assets
Cash	$258
Investments, at fair value (cost $49,538,357)	53,278,145
Investments Receivable	2,387,819
Dividend and Interest receivable	6,973
Prepaid expenses	9,059
Total Assets	55,682,254

Liabilities
Investment advisory fee payable, net (Note 4)	34,679
Sub-advisory fee payable (Note 4)	4,797
Payable for investments purchased	26,560
Redemptions payable	16,536
Accrued expenses and other liabilities	147,552
Total Liabilities	230,124

Net Assets	$55,452,130

Net Assets Consist of:
Paid in capital	$53,074,094
Accumulated net investment loss	(1,149,497)
Accumulated net realized losses	(242,957)
Net unrealized appreciation on investments	3,770,490
Net Assets	$55,452,130
54,216.482 shares of beneficial interests outstanding
Net Asset Value per Share	$1,022.79

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Operations
For the Period From April 1, 2017 to September 30, 2017 (Unaudited)

Investment Income
Dividend income (Net of foreign taxes withheld of $358)	$120,108
Interest income	7,336
Total Investment Income	127,444

Expenses
Investment advisory fees (Note 4)	203,148
Portfolio accounting and administration fees (Note 4)	44,508
Tax expense	26,400
Legal fees	20,000
Transfer agent fees and expenses	19,221
Audit and tax return	17,664
Registration fees	16,250
Subadvisory fees (Note 4)	14,216
Directors’ fees	7,500
Insurance expense	5,976
Custody fees	4,813
Other expenses	185
Total Expenses Before Waiver	379,881
Net Expenses	379,881
Net Investment Loss	(252,437)
Realized and Unrealized Gain on Investments
Net realized gain on sale of investments	5,528
Net change in unrealized appreciation on investments	1,540,566
Net gain from Investments	1,546,094
Net Increase in Net Assets Resulting from Operations	$1,293,657

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statements of Changes in Net Assets

	Period From April 1, 2017 to September 30, 2017	For the Year Ended March 31, 2017
	(Unaudited)
Change in Net Assets Resulting from Operations
Net investment loss	$(252,437)	$(492,549)
Net realized gain	5,528	98,832
Net change in unrealized appreciation on investments	1,540,566	4,832,691
Net Increase in Net Assets Resulting from Operations	1,293,657	4,438,974

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold, net	1,000,000	3,522,417
Payments for shares redeemed	(165,364)	(1,407,113)
Net Increase in Net Assets Resulting from Capital Transactions	834,636	2,115,304

Net Increase in Net Assets	2,128,293	6,554,278
Net Assets, Beginning of Period	53,323,837	46,769,559
Net Assets, End of Period	$55,452,130	$53,323,837
Accumulated Net Investment Loss	$(1,149,497)	$(897,060)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Cash Flows
 For the Period From April 1, 2017 to September 30, 2017 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$1,293,657
Net realized gain on investments	(5,528)
Net change in unrealized appreciation on investments	(1,540,566)
Net decrease in receivable for investments sold	83,753
Net increase in dividends and interest receivable	(603)
Net increase in prepaid expenses	(6,103)
Net decrease in investment advisory fees payable	(32,293)
Net decrease in investment sub-advisory fees payable	(768)
Net decrease in payable for investments purchased	(39,125)
Net decrease in accrued expenses and other liabilities	(39,678)
Purchases of investment securities	(902,698)
Sales of investment securities	1,117,316
Purchases of short term investments, net	(280,683)
Net Cash Used in Operating Activities	(353,319)

Cash Flows from Financing Activities
Proceeds from subscriptions	1,000,000
Distributions for redemptions	(646,665)
Net Cash Provided by Financing Activities	353,335

Net Increase in Cash	16
Cash - Beginning of Period	242
Cash - End of Period	$258

At September 30, 2017 a redemption of $16,536 was payable to shareholders.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Financial Highlights

	Period from April 1, 2017 to September 30, 2017		For the Year Ended March 31, 2017	Period from July 1, 2015(1) to March 31, 2016
	(Unaudited)
Per Share Operating Performance
Beginning net asset value	$998.78		$915.37	$1,000.00

Loss From Investment Operations
Net investment loss (2)	(4.70)		(9.26)	(9.31)
Net gain from investments	28.71		92.67	(75.32)

Total from Investment Operations	24.01		83.41	(84.63)

Ending Net Asset Value	$1,022.79		$998.78	$915.37

Total return	2.40%	(3)	9.11%	(8.46)%	(3)

Supplemental Data and Ratios
Net assets, end of period	$55,452,130		$53,323,837	$46,769,559
Ratio of expenses to weighted average net assets before (waiver) recoupment(5)	1.40%	(4)	1.54%	1.86%	(4)
Ratio of expenses to weighted average net assets after (waiver) recoupment(5)	1.40%	(4)	1.58%	1.80%	(4)
Ratio of net investment loss to weighted average net assets before waiver (recoupment)(5)	(0.93)%	(4)	(0.93)%	(1.39)%	(4)
Ratio of net investment loss to weighted average net assets after waiver (recoupment)(5)	(0.93)%	(4)	(0.97)%	(1.33)%	(4)
Portfolio turnover rate	1.71%	(3)	12.60%	9.12%	(3)

(1)	Commencement of operations.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the Fund’s investments.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Notes to Financial Statements
 September 30, 2017 (Unaudited)

1.	Organization
The USCA All Terrain Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on January 13, 2015, and commenced operations on July 1, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund pursues its investment objective using a multi-manager, fund-of-funds approach by investing predominantly in non-affiliated collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds (“Underlying Funds”).

The Fund is managed by USCA Asset Management LLC (the “Advisor” or “USCA”). The Advisor is a registered investment adviser with the Securities and Exchange Commission.

Underlying Funds are managed by other advisors (the “Underlying Fund Managers”) that invest in or trade in a range of investments that is without limit, but may include equities and fixed income securities, currencies, derivative instruments, and commodities. Underlying Funds may employ leverage and hedging strategies as well as pay their Underlying Fund Managers performance fees.

The Advisor and the Fund have engaged each of Anchor Capital Advisors LLC (“Anchor Capital”) and SKBA Capital Management, LLC (“SKBA Capital”) as sub-advisors to the Fund. Anchor Capital invests according to a mid-cap value oriented investment strategy. SKBA Capital invests according to a value-oriented investment strategy and seeks to achieve long-term capital appreciation by investing in undervalued equity securities.

The Fund has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

2.	Significant Accounting Policies
The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946. The functional and reporting currency of the Fund is the United States Dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses
The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 4. These operating expenses include, but are not limited to: all investment-related expenses, advisory and sub-advisory fees, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board, and all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders. The Fund indirectly bears its portion of the expenses of the Underlying Funds. Therefore, the Underlying Fund’s expenses are not included in the Fund’s Statement of Operations or Financial Highlights.

USCA All Terrain Fund
Notes to Financial Statements
 September 30, 2017 (Unaudited)

C. Investments in Underlying Funds
In accordance with the terms of the Fund’s Prospectus, the investments in the Underlying Funds are valued at their fair value.

The Fund has the ability to liquidate its investments periodically, ranging from daily to annually, depending on the provisions of the respective Underlying Fund agreements. Generally, the Underlying Fund Managers have the ability to suspend redemptions.

Underlying Funds charge annual management fees ranging from 0.46% to 2.25% of an Underlying Fund’s net assets. The Underlying Funds may also charge performance fees of up to 20% of their net profits as defined by the respective Underlying Fund’s offering document.

The Underlying Funds in which the Fund has investments utilize a variety of financial instruments in their trading strategies, including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Underlying Fund’s balance sheets. In addition, the Underlying Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Underlying Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Fund’s interest in the Underlying Funds, such risks are limited to the Fund’s invested amount in each Underlying Fund.

D. Investment Valuation
In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available. Because market quotations are not typically readily available for the majority of the Fund’s securities, they are valued at fair value as determined by the Board. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to a fair value team of one or more representatives of the Advisor, US Bancorp Fund Services, LLC (the “Administrator”) and an officer of the Fund. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the fair value team may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, and the recommendation of an Underlying Fund Manager. The team may also enlist third-party consultants, such as an audit firm or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value.

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (“NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash and other assets, including dividends and interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

USCA All Terrain Fund
Notes to Financial Statements
 September 30, 2017 (Unaudited)

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

All equity securities that are not traded on a listed national exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. In the event such market quotations are not readily available, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Fund Managers. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Underlying Fund Managers at fair value in accordance with procedures adopted by the Underlying Funds. In this regard, an Underlying Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Fund Manager’s compensation. Although the Advisor will review the valuation procedures used by all Underlying Fund Managers, the Advisor will not be able to confirm the accuracy of valuations provided by the Underlying Fund Manager and valuations provided by the Underlying Fund Manager generally will be conclusive with respect to the Fund. In addition, the net asset values or other valuation information received by the Fund from an Underlying Fund and used in calculating the Fund’s net asset value will include estimates that may be subject to later adjustment or revision by the Underlying Fund Manager. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous net asset values to reflect an adjustment or revision by an Underlying Fund. In the unlikely event that an Underlying Fund does not report a fiscal period end value to the Fund on a timely basis, the Fund would determine the fair value of the Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended, those companies net asset values are calculated based upon the net asset values of their investments, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

E. Cash and Cash Equivalents
Cash and cash equivalents include liquid investments of sufficient credit quality with original maturities of three months or less from the date of purchase.

G. Fair Value
The fair values of the Fund’s assets and liabilities which qualify as financial instruments under the ASC 825, Financial Instruments, approximate the carrying amounts presented in the Statement of Assets and Liabilities.

H. Income Taxes
The Fund’s tax year end is December 31. The Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

USCA All Terrain Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions when the positions are more likely than not to be sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual.

I. Indemnifications
Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.      Investment Transactions
For the year ended September 30, 2017, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $902,698 and $1,117,316 (excluding short-term securities), respectively.

4.      Management and Performance Fees, Administration Fees and Custodian Fees
The Fund has entered into an Investment Advisory Agreement with USCA Asset Management LLC. Under the Investment Advisory Agreement, the Fund pays the Advisor a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.75% of the Fund’s net assets.

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement under which the Advisor has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, extraordinary expenses, and the fees of any sub-advisor to the Fund and Underlying Fund fees), to the extent that they exceed 1.75% per annum of the Fund’s average monthly net assets. In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect at least until June 30, 2018, unless the Board approves its modification or termination. After June 30, 2018, the Expense Limitation Agreement may be renewed upon the mutual agreement of the Advisor and the Board, in their sole discretion.

Fiscal Period Incurred	Amount Waived	Amount Recouped(1)	Amount Subject to Potential Recoupment	Expiration Date
March 31, 2016	$32,044	$12,897	$19,147	March 31, 2019
March 31, 2017	—	19,147	—
September 30, 2017	—	—	—
Total	$32,044	$32,044	$—

(1)
Amount recouped was in compliance with the Expense Limitation Agreement, and did not cause the total Fund’s total operating expense ratio (excluding certain expenses, taxes and fees as set forth in the Agreement) to exceed 1.75%.

USCA All Terrain Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

The Advisor has engaged Anchor Capital and SKBA Capital, each a registered investment advisor with the SEC under the Advisers Act. Under the terms of the Sub-Advisor Agreement for Anchor Capital, the sub-advisor is entitled to receive a monthly fee calculated at an annual rate equal to 1.0% of the first $3 million of net assets allocated to the sub-advisor (“Sub-Advisor Assets”) and 0.50% of the Sub-Advisor Assets in excess of $3 million. Under the terms of the Sub-Advisor Agreement for SKBA Capital, the sub-advisor is entitled to receive a monthly fee calculated at an annual rate equal to 0.57% of Sub-Advisor Assets.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

5.      Trustees and Officers
The Board has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation. The Trustees who are not employed by the Advisor are each paid by the Fund a quarterly fee of $1,250. All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses. One of the Trustees is an employee of the Advisor and receives no compensation from the Fund for serving as such.

All of the Officers of the Fund are affiliated with the Advisor. Such Officers receive no compensation from the Fund for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

6.      Shareholder Transactions
The Fund may from time to time repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally be limited to up to 25% of the net assets of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Advisor. The Advisor expects that, generally, it will recommend to the Board that the Fund offer to repurchase shares from shareholders quarterly, with such repurchases to occur on the first business day following each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 130 days prior to the applicable repurchase date.

The Fund had 54,216 shares outstanding at September 30, 2017. The Fund issued 992 shares through shareholder subscriptions and repurchased 165 shares through shareholder redemptions during the six-month period ending September 30, 2017. The Fund issued 3,732 shares through shareholder subscriptions and repurchased 1,436 shares through shareholder redemptions during the six-month period ended March 31, 2017.

7.      Risk Factors
Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Advisor may invest the Fund’s assets in Underlying Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Underlying Funds are riskier than liquid securities because the Underlying Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Underlying Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Fund invests primarily in Underlying Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Underlying Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, which may increase the volatility of the Fund’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Underlying Funds provide for periodic redemptions ranging from daily to annually with lock-up provisions which can be one year or longer.

USCA All Terrain Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

8.      Fair Value of Financial Instruments
The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures (ASC 820), which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Board’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Fund to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, certain U.S. government securities and certain money market securities. The Board does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. These investments generally include private equity investments and less liquid corporate debt securities. When observable prices are not available for these investments, the Board uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Board may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Board’s assessment of the most representative point within the range.

USCA All Terrain Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017:

Fair Value Measurements at Reporting Date Using

Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments
Common Stock (a)	$3,526,806	$—	$—	$3,526,806
Registered Investment Companies (a)	14,240,505	—	—	14,240,505
Private Investment Companies (b)	—	—	—	33,436,910
Short Term Investments (c)	2,073,924	—	—	2,073,924
	$19,841,235	$—	$—	$53,278,145

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

(c)	Short Term Investments that are sweep investments for cash balances in the Fund at September 30, 2017.

During the period ended September 30, 2017, there were no transfers between Level 1, Level 2 or Level 3.

9.      Subsequent Events
The Fund received subscriptions in the amount of $200,000 on October 1, 2017.

The Fund has not identified any additional subsequent events requiring financial statement disclosure as of September 30, 2017.

USCA All Terrain Fund
Change in Independent Registered Public Accounting Firm
September 30, 2017 (Unaudited)

On June 1, 2017, Cohen & Co. was selected as the Fund’s independent registered public accounting firm for 2018.  The Fund’s selection of Cohen & Co. as its independent registered public accounting firm was recommended by the Fund’s Audit Committee and was approved by the Board.

KPMG LLP (“KPMG”) was the independent registered public accounting firm for the Fund in 2017.   The reports of the financial statements audited by KPMG for the Fund each period in the two-year period ended March 31, 2017 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  There were no disagreements between the Fund and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements in such years.

USCA All Terrain Fund
Additional Information
September 30, 2017 (Unaudited)

Form N-Q
The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q will be available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to stockholders without charge, upon request by calling the Advisor toll free at (888) 601-8722 or on the SEC’s Web site at www.sec.gov.

Board of Trustees
The Fund’s Offering Memorandum includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Advisor toll free at (888) 601-8722 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,” which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

USCA All Terrain Fund
Privacy Notice

FACTS	WHAT DOES USCA ALL TERRAIN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number	■ Purchase History
■ Assets	■ Account Balances
■ Retirement Assets	■ Account Transactions
■ Transaction History	■ Wire Transfer Instructions
■ Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does USCA All Terrain Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-601-8722

Who we are
Who is providing this notice?	USCA All Terrain Fund
What we do
How does USCA protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does USCA collect my personal information?	We collect your personal information, for example, when you
■ Open an account
■ Provide account information
■ Give us your contact information
■ Make deposits or withdrawals from your account
■ Make a wire transfer
■ Tell us where to send the money
■ Tells us who receives the money
■ Show your government-issued ID
■ Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
■ Affiliates from using your information to market to you
■ Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ USCA All Terrain Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ USCA All Terrain Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ USCA All Terrain Fund does not jointly market.

USCA All Terrain Fund
Fund Service Providers

Trustees and Officers
Phil Pilibosian, President and Trustee
John Ferguson, Trustee
Robert Harvey, Trustee
Paul Wigdor, Trustee
Chris Arnold, Treasurer
Bryan Prihoda, Secretary
Courtney Bowling, Chief Compliance Officer and Anti-
Money Laundering Officer

Investment Advisor
USCA Asset Management LLC
4444 Westheimer Road, Suite G500, Houston, TX 77027

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, J1S, Milwaukee, WI 53212

Administrator
U.S. Bancorp Fund Services, LLC
811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700, Columbus, OH 43215

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800, Cleveland, OH 44115

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 04/01/17-04/30/17	0	0	0	0

Month #2 05/01/17-05/31/17	0	0	0	0
Month #3 06/01/17-06/30/17	165	$1,003.89	165	$13,035,802
Month #4 07/01/17-07/31/17	0	0	0	0
Month #5 08/01/17-08/31/17	0	0	0	0
Month #6 09/01/17-09/30/17	0	0	0	$13,330,959
Total	165	$1,003.89	165	$26,366,761
*The Fund issued a tender offer on February 17, 2017.  The tender offer enabled up to $13,035,802 to be redeemed by shareholders. The tendered shares were paid out at the June 30, 2017 net asset value per share.
*The Fund issued a tender offer on May 25, 2017.  The tender offer enabled up to $13,330,959 to be redeemed by shareholders. There were no interests of the company validly tendered prior to the expiration of the offer.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable for semi-annual reports.

Item 11. Controls and Procedures.

(a)
The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable

(1)	Change in the registrant's independent public accountant. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USCA All Terrain Fund

By (Signature and Title) /s/ Phil Pilibosian
                                           Phil Pilibosian, President

Date:                        December 11, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Phil Pilibosian
                                           Phil Pilibosian, President

Date:                              December 11, 2017

By (Signature and Title) /s/ Chris Arnold
                                           Chris Arnold, Treasurer

Date:                              December 11, 2017